Exhibit No. 99.1
Form 10-QSB
SimplaGene USA, Inc.
File No. 333-100110


           Certification Pursuant to 18 USC, Section 1350, as Adopted
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Quarterly Report of SimplaGene USA, Inc.(Company) on Form 10-QSB (Report) for the quarter ended May 31, 2003, as filed with the Securities and Exchange Commission on the date hereof. I, Xinbo Wang, Chief Executive Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Xinbo Wang
Chief Executive Officer

Dated: July 14, 2003



In connection with the Quarterly Report of SimplaGene USA, Inc.(Company) on Form 10-QSB (Report) for the quarter ended May 31, 2003, as filed with the Securities and Exchange Commission on the date hereof. I, Craig S. Laughlin, Chief Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:


1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Craig S. Laughlin
Chief Financial Officer

Dated: July 14, 2003
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A signed  original of this  written  statement  required by Section 906 has been provided to SimplaGene USA and will be retained by SimplaGene USA and furnished to the Securities and Exchange Commission or its staff upon request.